Exhibit 10.4

PROMISSORY NOTE

$10,500,000.00	Promissory Note Date: November 30, 2011
Date of Advance: December 2, 2011

FOR VALUE RECEIVED, STELLARIS LLC, a limited liability company organized under the laws of the State of Nevada and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630 and ARB, INC., a corporation organized under the laws of the State of California and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630 (“Borrower”) hereby promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp (together with its successors and assigns, the “Lender”) the principal amount of Ten Million Five Hundred Thousand and 00/100 ($10,500,000.00), with interest at the Interest Rate (as defined below) and all other Obligations on or before December 15, 2016 (“Maturity Date”) pursuant to the Loan Agreement (as defined below).

Lender and Borrower have entered into that certain Master Loan and Security Agreement dated as of August 31, 2009 (the “Loan Agreement”), pursuant to which Lender has agreed to make the Loan to Borrower.  The Obligations of Borrower are secured by the Collateral as provided in the Loan Agreement and this Note shall be subject to the terms and conditions of the Loan Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning attributed thereto in the Loan Agreement.  This Note relates to the Equipment described on Schedule A hereto.

Borrower agrees that Lender may insert the date(s) of “Advance” (above) after Borrower executes this Promissory Note as the date(s) on which the proceeds of this Note are disbursed by Lender.

As used herein, “Interest Rate” shall mean the percentage per annum equal to two and 63/100 percent (2.63%); provided, however, that (A) such Interest Rate is based on an interest rate swap rate for a term most closely corresponding to the maturity of this Note as quoted in the Bloomberg SWAP Rate report) as of the date of this Note and (B) such Interest Rate may be adjusted by Lender based upon a corresponding increase in the interest rate swap rate quoted in such Release as in effect on the date of the Advance.  Lender will provide Borrower with written notice of any such adjustment. Interest shall be computed on the basis of a year of 360 days consisting of twelve 30-day months, and shall accrue on the outstanding principal amount hereunder from and including the date each Advance is made to but excluding the date the entire principal amount hereunder is paid in full.

Lender may charge, and Borrower agrees to pay on the Advance date, a note processing fee in the amount of $500.00.  Lender may deduct the amount of the note processing fee from the proceeds of this Note or debit any deposit account of Borrower with Lender to collect the note processing fee.

Except as otherwise provided in the Loan Agreement, principal and interest due hereunder shall be payable as follows:

Principal and interest shall be payable in 60 equal monthly installments, each on the 15th day of each calendar month, of $187,154.20 commencing on the 15th day of January, 2012, with the entire unpaid principal amount hereof, together with all accrued and unpaid interest, charges, fees or other Advances, if any, due on the Maturity Date.  Interest that accrues from the date of each Advance through but not including the above payment commencement date shall be payable in arrears on the first day of the calendar month following the date of Advance.

Borrower may prepay this Note only (1) pursuant to Section 8 of the Loan and Security Agreement following the occurrence of an Event of Loss; or (2) from and after the first (1st) anniversary of the date the Loan is made hereunder, Borrower may prepay, in whole but not in part, the principal outstanding hereunder by paying to Lender such outstanding principal, together with all accrued and unpaid interest thereon at the Interest Rate and other Obligations, plus, as liquidated damages for the cost of making funds available to Borrower hereunder and not as a penalty, a prepayment premium equal to the applicable corresponding percentage below multiplied by the principal outstanding at the time of prepayment:

Date of Prepayment (from Date of Advance):	Premium

Prior to the 1st anniversary	3.00%
On or after the 1st anniversary, but prior to the 2nd anniversary	2.00%
On or after 2nd anniversary, but prior to the 3rd anniversary	1.00%
On or after 3rd anniversary	0.00%

The first anniversary date occurs on the date, which is twelve (12) months from the date of the Advance.

Upon the occurrence of an Event of Default, Lender shall have all the rights and remedies specified in the Loan Agreement.

Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio.  Any judicial proceeding arising out of or relating to this Note may be brought in any court of competent jurisdiction in Hamilton County, Ohio and each of the parties hereto (i) accepts the nonexclusive jurisdiction of such courts and any related appellate court and agrees to be bound by any judgment rendered by any such court in connection with any such proceeding and (ii) waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such court or that such court is an inconvenient forum.  EACH OF THE BORROWER AND LENDER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

All notices delivered hereunder shall be made and delivered in accordance with the terms of the Loan Agreement.

Borrower acknowledges and agrees that time is of the essence with respect to its performance under this Note.  Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein shall not be construed as a consent or waiver of any provision of this Note.  This Note shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns; provided, however that Borrower may not assign or transfer any of its rights, interest or obligations hereunder without the prior written consent of Lender.

Notwithstanding any provision to the contrary in this Note, in no event shall the interest rate charged on this Note exceed the maximum rate of interest permitted under applicable state and/or federal usury law.  Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding and any other sums (other than interest) due and payable to Lender under this Note, and the provisions hereof shall be deemed amended to provide for the highest rate of interest permitted under applicable law.

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.  Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the 30th day of November, 2011.

BORROWER:
STELLARIS LLC

By:	/s/ Alfons Theeuwes
Name:	ALFONS THEEUWES
Title:	CFO

ARB, INC.

By:	/s/ Alfons Theeuwes
Name:	ALFONS THEEUWES
Title:	CFO

SCHEDULE A
TO
PROMISSORY NOTE DATED NOVEMBER 30, 2011

DESCRIPTION OF EQUIPMENT

(SEE ATTACHED)

©2008 Fifth Third Bancorp

SCHEDULE A TO RELEASE AND TERMINATION OF SECURITY INTEREST by The PrivateBank and Trust Company

YEAR	DESCRIPTION	SERIAL NUMBER	LOCATION 11/7/11

2004	KENWORTH NAT’L 23 TON	1NKDLU0XX4R052572	CARSON/CA-1436804
2004	KENWORTH NAT’L 23 TON	1NKDLU0X14R052573	LONG BEACH/CA-1329115C
2004	KENWORTH NAT’L 23 TON	1NKDLU0X34R052574	SANTA CLARA/CA-0329053C
2004	KENWORTH NAT’L 23 TON	1NKDLU0X54R052575	RIVERSIDE/CA-1328055R
2004	KENWORTH NAT’L 23 TON	1NKDLU0X74R052576	SANTA CLARA/CA-0329053C
2004	FORD F-650 FUEL/LUBE	3FRWF65384V610534	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2004	FORD F-750 WATER TRUCK	3FRXF75T14V670486	SPRINGVILLE/CA-1331193
2004	FORD F-750 WATER TRUCK	3FRXF75T34V670487	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2007	FORD F-750XL WATER TRUCK	3FRPF75E67V518175	VISTA/CA-1328031R
2007	FORD F-750XL WATER TRUCK	3FRPF75E57V518183	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2007	FORD F-750XL WATER TRUCK	3FRXF75E07V509519	LODI/CA-06362926
2007	FORD F-750XL WATER TRUCK	3FRXF75E57V509502	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2007	FORD F-750XL WATER TRUCK	3FRNF75E27V475915	EL SEGUNDO/CA-1436781
2007	FORD F-750XL WATER TRUCK	3FRNF75E07V475914	CARSON/CA-1436751
2004	KENWORTH T800 TRACTOR 3AXL	1XKDDB0X94R052568	KETTLEMAN/CA-102
2005	PETERBILT 378 TRACTOR 3AXL	1XPFDB0X65D839673	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2002	OTTAWA 30 MULE TRACTOR 3AXL	304961	LODI/CA-06362926
2004	KENWORTH T-800 WATER TRUCK	1NKDLU0XX4R052569	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2004	KENWORTH T-800 WATER TRUCK	1NKDLU0X64R052570	LONG BEACH/CA-1329076C
2004	KENWORTH T-800 WATER TRUCK	1NKDLU0X84R052571	SANTA CLARA/CA-0629053C
2003	KENWORTH T800 6X6 F/B TRUCK	1NKDMT0X43R708562	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2003	KENWORTH T800 6X6 LUBETRUCK	1NKDMT0X63R708563	TIPTON/CA-1328067R
2003	KENWORTH T800 6X6 FUELTRUCK	1NKDMT0X83R708564	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2007	KALMAR DCD250 55K FORKLIFT	T33104.0544	EL SEGUNDO/CA-1436781
2007	KALMAR DCD250 55K FORKLIFT	T34108.0924	EL CENTRO/CA-1435701
1998	CAT D7G TACK TRACTOR	65V08359	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
1989	CAT 561D PIPELAYER	54X00767	GLENHELEN/CA-103
1989	CAT 561D PIPELAYER	54X00770	PASADENA/TX-102	2813 SHAVER STREET, 77502
1989	CAT 561D PIPELAYER	54X00780	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
1989	CAT 561D PIPELAYER	54X00781	SAN PEDRO/CA-1330276
1982	CAT 572G PIPELAYER	40U00951	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
1988	CAT 583K PIPELAYER W/WINCH	78V01151	MONTROSE/PA-102	17860 STATE ROUTE 706-18801
1988	CAT 583K PIPELAYER W/WINCH	78V01152	MONTROSE/PA-102	17860 STATE ROUTE 706-18801
1988	CAT 583K PIPELAYER W/WINCH	78V01154	MONTROSE/PA-102	17860 STATE ROUTE 706-18801
1988	CAT 583K PIPELAYER W/WINCH	78V01162	PASADENA/TX-102	2813 SHAVER STREET, 77502
2008	CAT 583T PIPELAYER	CMX00325	KLAMITH FALLS/OR-102	262 S. 6TH ST-97603
2008	CAT 583T PIPELAYER	CMX00326	KLAMITH FALLS/OR-102	262 S. 6TH ST-97603
2008	CAT 583T PIPELAYER	CMX00327	MONTROSE/PA-102	17860 STATE ROUT 706-18801
2008	CAT 583T PIPELAYER	CMX00328	CORONA/CA-213
2008	CAT 583T PIPELAYER	CMX00412	MONTROSE/PA-102	17860 STATE ROUT 706-18801
2000	VERMEER T758 TRENCHER	1VRN260P8Y1000141	CORONA/CA-213
2008	TRENCOR 1360 TRENCHER	287	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2007	CAT 330DL EXCAVATOR	MWP01623	RIVERSIDE/CA-1330277
2008	VERMEER D100X120 NAVIGATOR	1VR23304281000414	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
2009	AMERICAN AUG 60 BORING MACH	AB60-1270802	KLAMITH FALLS/OR-102
2010	LANEY 4DT110 BORING MACH	050361	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
UNK	OMEGA D75 PUMP WITH DETROIT	D495121479	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2000	TRIFLO 10000GAL MUD SYSTEM	TFI-MF5047	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2000	KEMTRON 350T MUD SYSTEM	5CNPF2029YC000426	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
UNK	MUD MOTOR 6 3/4” COMMANDER	675-609	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
2007	GRUNDORAM 10” HAMMER	RF2700231503	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
UNK	140HARCRO TRACK RIG #1 H.D.	HTROO1	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
1995	160 ARB TRACK RIG 2	ATR02	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
UNK	CRC 6-20” BENDING MACHINE	PB20140	BAKERSFIELD/CA-310	3600 S. PEGASUS DRIVE - 93006
UNK	CRC 6-20” BENDING MACHINE	PB20177	TUPMAN/CA-02345713C
1994	CRC 6-20” BENDING MACHINE	PB20103	EL CENTRO/CA-1436701
2002	SUP 22-36” BENDING MACHINE	P-133	ANAHEIM/CA-132806SR
2004	CRC 16-30”BENDING MACHINE	PB16-30194	PITTSBURG/CA-410	1875 LOVERIDGE ROAD-94565
1999	GROVE RT880 80TON CRANE	220980	SANTA FE SPRINGS/CA-1330847C
2007	TEREX RT780 80TON CRANE	14660	LODI/CA-06362926
2007	MILLER BIG40 400 WELDER	LH023890	MAXWELL/CA-06362535C
2007	MILLER BIG40 400 WELDER	LH024624	CARSON/CA-217
2007	MILLER BIG40 400 WELDER	LH023518	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2007	MILLER BIG40 400 WELDER	LH023889	SPRINGVILLE/CA-1331193
2008	MILLER BIG40 400 WELDER	LH023892	EL CENTRO/CA-1435701
2008	MILLER BIG40 400 WELDER	LH024626	LODI/CA-06362926
2008	MILLER BIG40 400 WELDER	LH023514	TUPMAN/CA-02345713C
2008	MILLER BIG40 400 WELDER	LH023517	BAKERSFIELD/CA-310
2008	MILLER BIG40 400 WELDER	LH023895	TUPMAN/CA-02345713C
2007	MILLER NT450 6 PACK WELDER	159C,111C,158C,409	EL CENTRO/CA-1436701
2007	MILLER NT450 6 PACK WELDER	158C,119C,110C,120	EL CENTRO/CA-1436701
2007	MCELROY 6”-18” FUSION MACH	22684	EL SEGUNDO/CA-1436781
2007	MCELROY 6”-12”FUSION MACH	A1855502	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2005	MIDWESTERN HTU500 FILL&TEST	05-06-124	SANTA CLARA/CA-0629053C
2007	SOFF-CUT 750 PRLR CON. SAW	2264	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2007	CHEMGROUT CG550-030-GH PUMP	088614550030GH	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2001	ASPHALT ZIPPER 480 28” DR	100710	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2004	ASPHALT ZIPPER AZ4802 48”DR	109FS08234U022686	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2004	ASPHALT ZIPPER AZ4802 48”DR	48S00126	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
2004	ASPHALT ZIPPER AZ4802 48”DR	48S00127	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
UNK	40-TON WINCH SWAGELINING 16-48”	001	CORONA/CA-213
UNK	20 TON GRUNDOMAT WINCH	W20206XKB13213	LAKE FOREST/CA-210	26000 COMMERCECENTRE DRIVE, 92630
UNK	20 TON GRUNDOMAT WINCH	W20206VKB13105	LAKE FOREST/CA-209	26000 COMMERCECENTRE DRIVE, 92630
2004	METSO JAW PLANT	3514	HOMELAND/CA
2003	SCREEN PLANT	3001	HOMELAND/CA
2002	SCREEN PLANT	50823053	HOMELAND/CA
2009	CONE CRUSHER	41100598	HOMELAND/CA
2004	SCREEN FEED CONVEYOR	CR48-031	HOMELAND/CA
2001	CONE FEED CONVEYOR	3660-5287	HOMELAND/CA
2006	SHUTTLE CONVEYOR	SC3660-17492	HOMELAND/CA
2008	SHUTTLE CONVEYOR	SC3660-17493	HOMELAND/CA
2008	SHUTTLE CONVEYOR	SC3660-17495	HOMELAND/CA
2009	SHUTTLE CONVEYOR	SC3660-17500	HOMELAND/CA
2003	SUPERIOR RADIAL STACKER	5859-04	HOMELAND/CA
2009	SPIRALING RADIAL STACKER	100-30T-05-2664	HOMELAND/CA
2005	NESCO DUST CONTROL	322421	HOMELAND/CA
2006	MOTOR CONTROL CENTER	S95026	HOMELAND/CA